Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

SUBLICENSING CONSENT

This SUBLICENSING CONSENT (the “Consent”) is entered this September 5, 2007 (the “Consent Date”) by Arius Pharmaceuticals, Inc. (“Arius”) and Arius Two, Inc., “Arius Two”).

WHEREAS, Arius and Arius Two are parties to that certain BEMA License Agreement, dated September 5, 2007 (the “Arius Two License”);

WHEREAS, Arius and BioDelivery Sciences International, Inc. (“Parent”; with Arius, “BDSI”) intend to grant Meda AB (“Meda”) rights to develop and commercialize certain Products in the United States, Canada, and Mexico as will be described in a license agreement to be executed between BDSI and Meda in the form attached hereto as Exhibit A (the “Meda License”), such license to be executed simultaneously with or following the execution of this Consent;

WHEREAS, Section 3.02(b) of the Arius Two License requires Arius Two’s approval of the Meda License;

WHEREAS, Arius Two wishes to enable Arius to enter into the Meda License in order to maximize the commercial success of the Products by executing this Consent.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Consent agree as follows:

1. Definitions. Any capitalized terms not separately defined in this Consent or by reference to the Meda License shall have the meaning provided in the Arius Two License.

2. *** Product is *** Product. The parties agree that, notwithstanding anything to the contrary, if the *** Product *** Product (as defined in the Arius Two License without reference to this Consent) and the First Commercial Sale of such *** Product (as defined in the Arius Two License without reference to this Consent) occurs during the term of the Meda License, ***.

3. Consent and Approval.

(a) Arius Two hereby approves of and consents to the Meda License and Arius’ execution thereof as required by Section 3.02(b) of the Arius Two License.

(b) In addition, and notwithstanding anything to the contrary in the Arius Two License:

i. Arius Two hereby agrees that the development and commercialization activities of Meda under the Meda License shall, with respect to any corresponding performance obligations of Arius under the Arius Two License, be deemed the activities of Arius for purposes of satisfying such performance obligations under the Arius Two License;

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

ii. Meda’s satisfaction of its obligations to develop Products under Article II of the Meda License following Governmental Approval thereof and to prepare and file applications for Governmental Approval in Canada and Mexico shall be deemed to satisfy Arius’ corresponding obligations under Section 2.01(a) of the Arius Two License;

iii. Meda shall be entitled, notwithstanding Section 2.04(c) and Section 6.01 of the Arius Two License, or any other contrary provision of the Arius Two License, to (i) prepare and file applications for Governmental Approval in Mexico and Canada, as permitted by the Meda License, and (ii) own (and be the holder of) Governmental Approvals upon approval thereof, as contemplated by the Meda License;

iv. Arius Two waives the applicability of clauses (ii) and (iii) of the second sentence of Section 3.02(b) of the Arius Two License with respect to the Meda License to the extent the terms thereof are inconsistent with the corresponding terms and conditions of the Arius Two License;

v. Arius Two hereby waives the applicability of, and its rights under, Section 3.02(c) of the Arius Two License with respect to Arius’ rights under Section 5.02 of the Meda License and any co-promotion agreement entered into thereunder, and Arius Two hereby approves in advance any such co-promotion agreement;

vi. If Meda performs in accordance with its obligations under Section 5.01 of the Meda License, Arius shall be deemed to perform in accordance with the covenant contained in Section 5.01(b) of the Arius Two License with respect to the Territory; and

vii. Arius Two hereby agrees that Meda may be the holder and/or owner of Governmental Approvals in the Territory as contemplated by the Meda License.

4. License to Continue in Full Force and Effect. To the extent that the terms of the Arius Two License are varied by Sections 2 and 3 of this Consent with respect to the Meda License or Arius’ performance as it relates thereto or to certain payment obligations with respect to the Territory, such variations shall be deemed to be lawfully made amendments to the Arius Two License pursuant to Section 15.11 thereof with respect to the Meda License and performance as it relates thereto or to certain payment obligations with respect to the Territory. Except as it may be modified by Sections 2 and 3 of this Consent with respect solely to the Meda License or Arius’ performance as it relates thereto or to certain payment obligations with respect to the Territory, the Arius Two License shall remain unchanged and in full force and effect. Nothing in this Consent shall operate as or be deemed to be an amendment of the Meda License.

5. Governing Law. This Consent shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina, without regard to its conflicts of laws rules.

6. Counterparts. This Consent may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument. Signatures to the Consent may be transmitted via facsimile and such signatures shall be deemed to be originals.

[Signature page to follow]

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

IN WITNESS WHEREOF, the parties have executed and delivered this Consent as of the Consent Date.

ARIUS PHARMACEUTICALS, INC.

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President

MEDA AB

By:	/s/ Anders Lonners
Name:	Anders Lonners
Title:	CEO

ARIUS TWO, INC.

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President

CDC IV, LLC, as a third party beneficiary of the Arius Two License, hereby consents to the waivers, consents, amendments, and other matters contemplated by this Consent.

CDC IV, LLC

By:	/s/ David Ramsey
Name:	David Ramsey
Title:	Partner

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

EXHIBIT A

FORM OF MEDA LICENSE